CROFF ENTERPRISES, INC.

                      NOTICE OF ANNUAL SHAREHOLDER MEETING


     The undersigned Chairman of the Board of Croff Enterprises, Inc. cordially invites you to attend an Annual Shareholder Meeting to be held on DECEMBER 17, 2002 at 1:00 P.M. at the Corporate Offices at 621 Seventeenth Street, Suite 830, Denver, Colorado 80293.

     The specific matters to be voted upon at this meeting are set out in more detail in the enclosed Proxy Statement and other materials which should be reviewed by you whether you wish to vote by proxy (by returning the enclosed ballot) or you wish to appear in person and vote on the following matters:

     (1)     Election of Directors

     (2)     Appointment of Auditors


     If you cannot attend the meeting in person, please sign and return the enclosed Proxy Ballot in the enclosed envelope so that your vote can be counted as the meeting. If you have any questions which are not addressed or answered by the enclosed Proxy Statement and other materials, you are welcome to call the corporation at its corporate offices: (303) 383-1515 and speak with Mr. Gerald L. Jensen, who is the Shareholder Liaison Officer for the purposes of this meeting.



     Dated this 21st day of November, 2002.



                                        /s/ Gerald L. Jensen
                                        -------------------------------
                                        Mr. Gerald L. Jensen
                                        President/Chairman of the Board











================================================================================
                                PROXY STATEMENT

                            CROFF ENTERPRISES, INC.

                      2002 ANNUAL MEETING OF SHAREHOLDERS
                               December 17, 2002

General Information & Incorporation by Reference:

     THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF CROFF ENTERPRISES, INC. ("the Company" or "Croff") with regard to the Annual Meeting to be held on December 17, 2002 at 1:00 p.m. at 621 Seventeenth Street, Suite 830, Denver, Colorado 80293, Telephone: (303) 383-1555. This Proxy Statement should be reviewed in connection with the copy of the Annual Report filed on SEC Form 10-K dated December 31, 2001 and earlier mailed to all shareholders.

     VARIOUS ITEMS OF IMPORTANT INFORMATION AND ACCOUNTING FOR THE COMPANY RELATED TO THIS PROXY STATEMENT ARE SET-OUT IN THE ANNUAL REPORT ON FORM 10-K. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT,
BUT IS NOT REPEATED IN THIS DOCUMENT.   ACCORDINGLY, EACH SHAREHOLDER SHOULD
REFER TO THE FORM 10-K BEFORE COMPLETING THEIR PROXY BALLOT.

     Proxies voted in accordance with the accompanying ballot form, which are properly executed and received by the Secretary to the Company prior to the Annual Meeting, will be voted.

Revocability of Proxy

     A shareholder returning the enclosed proxy ballot has the power to revoke it at any time before it is exercised and may do so by written notice to the Secretary of the Company at the address set forth above, effective upon receipt of such written notice, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute revocation of a proxy.

Solicitation and Voting Procedures

     The record date for the determination of shareholders entitled to vote at
the Annual Meeting is the close of business on November 15, 2002.    There were
issued, outstanding and entitled to vote on such date approximately 526,315 shares of the 20,000,000 authorized common shares. The Company has only one class of Common Shares, each of which is entitled to one vote. The Company does not have cumulative voting. Accordingly, each shareholder must vote all of his shares on each separate ballot proposal or nominee, or abstain from voting on that item. The Company will bear all costs of this proxy solicitation.

     The Company has two classes ("A" & "B") of non-voting preferred shares. No "A" shares have been issued. Each holder of common stock, as of 1994, was issued one share of class "B" preferred stock for each common share owned.

     Shares entitled to vote will be determined based upon the official shareholder record of November 15, 2002 Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors. Any dispute as to votes or entitlement to vote will be decided by majority vote of the Board of Directors. Abstentions and broker non-votes will not be counted for either quorum or ballot purposes.

     As to each item to be voted upon in this Proxy, a numerical majority of the issued and outstanding shares must be present or voted by Proxy at the
meeting.   Each proposal to be voted upon will only be adopted by a majority vote of shares voted at the meeting, provided a quorum is present. That is, each item will be adopted by an affirmative vote of not less than 263,158 shares, or a greater majority of those shares present as otherwise determined by the Inspector of Elections.

     There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

Principal Shareholders

     The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the Company's Common Stock:

NAMES AND ADDRESS                           SHARES
OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     PERCENT OF CLASS

1.  Jensen Development Company (1)          132,130                 23.34%
     621 17th Street, Suite 830
     Denver, Colorado 80293

2.  Gerald L. Jensen                         81,215                 14.35%

3.  Julian D. Jensen (2)                     46,532                  8.22%
     Jensen Family Trust

4.   Directors as a Group (2)                276,277                 48.91%



(1) 	Jensen Development Company is wholly owned by Gerald L. Jensen.

(2)	Mr. Julian D. Jensen owns 15,000 shares directly;  31,532 shares are also held by him as the Trustee of the Jensen Family Trust.  Mr. Julian
        D. Jensen has an approximate 43% beneficial interest in this Trust and Mr. Gerald L. Jensen has an approximate 38% beneficial interest.

<CAPATION>

                      SUMMARY INFORMATION AS TO DIRECTORS

                     Director                Number of Shares   Precentage of Issued
        NAME          Since   Compensation (Beneficial & Legal)   and Outstanding
-------------------- -------- ------------ -------------------- --------------------


Gerald L. Jensen       1985   Salary as           223,345              37.69%
                              President:   (See Principal        (See Principal
                              $54,000 -    Shareholder Chart,    Shareholder Chart,
                              No Director  above)  (1)           above)
                              Compensation
                              - See Below*

Dilworth Nebeker       1981   Normal               1,300                 .25%
                              Director
                              Stipend Only
                              (See Below)


Richard Mandel, Jr.    1985   Normal              10,100                1.75%
                              Director
                              Stipend Only
                              (See Below)

Edwin Peiker, Jr.      1985   Normal              14,000                2.43%
                              Director
                              Stipend Only
                              (See Below)

Julian D. Jensen       1990   Normal              46,532                8.22%
                              Director      (See Principal        (See Principal
                              Stipend Only  Shareholder Chart,    Shareholder Chart,
                              (See Below)   above)  (2)           above)


* Mr. Gerald Jensen also receives an IRA contribution from the Company of $1,620 (3% of salary) per year.


(1) Includes shares held by Jensen Development Corporation (132,130) which is wholly owned by Gerald L. Jensen.

(2) Includes shares held in Jensen Family Trust (31,532) in which Julian D. Jensen is the managing Trustee and an approximate 43% beneficial owner. Mr. Gerald L. Jensen holds an approximate 38% beneficial interest in this Trust.


                             EXECUTIVE COMPENSATION

     Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers is set-out in the enclosed 10-K Report and incorporated by this reference.


                             PROPOSED REMUNERATION

     During the current fiscal year, the Company intends to compensate outside directors at the rate of $350 for a half-day meeting and $500 for a full day meeting. No changes are currently contemplated in salaries or directors compensation.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain significant relationships and related transactions are set-out in the enclosed 10-K Report and incorporated by this reference.


                     MANAGEMENT'S STOCK RIGHTS AND OPTIONS

     A discussion of managements stock rights and options are referenced above and further discussed in the enclosed and incorporated 10-K Report.

     THERE ARE CURRENTLY NO OUTSTANDING STOCK WARRANTS, OPTIONS OR OTHER STOCK RIGHTS TO ANY MEMBER OF MANAGEMENT.


                                AUDIT COMMITTEE

     Historically and presently the company has not designated or utilized an audit committee. However, under existing statutory requirements, the Company will be implementing an audit committee complying with the requirements of the Sarbannes-Oxley Act and listing requirements of the NASD for BBX companies.
The establishment and public activities and reports of this committee will be reported in the appropriate subsequent public disclosure documents filed by the Company with the SEC. The future reports and activities of the audit committee will also be a part of subsequent proxy materials.


                          CORPORATE PERFORMANCE GRAPH

     Normally contained in this section would be a graph comparing the Company's stock performance to the performance of the general market on which it trades, as well as comparisons to an industry segment of that market. However, because Croff has no regular trading market, it is deemed such presentation would be inaccurate and potentially misleading. Croff continues to have very limited trading activity only on the company sponsored bid and ask website. The trading range is approximately $1.00/share. This limited trading site is more fully explained in the 10-K materials.


                      MATTERS SUBJECT TO SHAREHOLDER VOTE

                                       I.

                             ELECTION OF DIRECTORS

     The Croff Board consists of Gerald L. Jensen, Dilworth A. Nebeker, Richard
H. Mandel, Jr., Edwin W. Peiker, Jr., and Julian D. Jensen. Each director will serve until the next annual meeting of shareholders, or until his successor is duly elected and qualified. The following information is provided with respect to each current officer and director of the Company who are current nominees for re-election.


GERALD L. JENSEN, 62, PRESIDENT AND DIRECTOR.
---------------------------------------------

     President of Croff Oil Company on a part-time basis since October, 1985. Mr. Jensen in 1999 became the chairman and C.E.O. of Online Launch, Inc., a start-up business to business incubator company. Mr. Jensen was a director of Pyro Energy Corp., a public company engaged primarily in coal production from 1978 until the company was sold in 1989. Mr. Jensen is also an owner of private real estate, development, and oil and gas companies.


RICHARD H. MANDEL, JR., 71, DIRECTOR.
-------------------------------------

     Since 1982, Mr. Mandel has been President and a Board Member of American Western Group, Inc., an oil and gas producing company in Denver, Colorado. He is President and also a Board Member of Richard H. Mandel, Ltd., an oil and gas production company in Denver, Colorado. From 1977 to 1984, he was President of Universal Drilling Co., Denver, Colorado. Since May 1988, he has been a Board Member of Richmond Exploration Company. Since July 1990, he has been a Board Member of Pacific Petroleum, LTD, an OTC Nevada Company.


DILWORTH A. NEBEKER, 61, DIRECTOR.
----------------------------------

     Mr. Nebeker served as President of Croff from September 2, 1983 to
June 24, 1985, and has been a director of Croff since December, 1981. He has been a lawyer in private practice for the past seven years. Prior thereto, he was a lawyer employed by Tosco Corporation, a public corporation, from 1973 to 1978. He was a lawyer with the Securities and Exchange Commission from 1967 to 1973.


EDWIN W. PEIKER, JR., 66, DIRECTOR AND SECRETARY.
-------------------------------------------------

     Mr. Peiker was President of Royal Gold, Inc. from 1988 through 1991, and continues to be a director. Since 1986, Mr. Peiker has been a Vice President and director of Royal Gold, Inc., a public company engaged in gold exploration and mining activities. Prior thereto he was involved in private investments in oil and gas exploration and production. Mr. Peiker was employed in responsible positions with AMAX, Inc., a public corporation, from 1963 to 1983. AMAX is primarily engaged in mine evaluation and resource analysis.


JULIAN D. JENSEN, 54, DIRECTOR.
-------------------------------

     Mr. Julian Jensen is the brother of the Company's president and has served as legal counsel to the Company for the past eleven years. Mr. Jensen has practiced law, primarily in the are as of corporate and securities law, in Salt Lake City, Utah since 1975. Mr. Jensen is currently associated with the firm of Jensen, Duffin, Carman, Dibb & Jackson which acts as legal counsel for the Company.


     MANAGEMENT URGES YOUR VOTE IN FAVOR OF THE ELECTION OF THE ABOVE NOMINEES.


                                      II.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Auditors

     The Board of Directors has appointed Causey, Demgen & Moore as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ending December 31, 2002. The appointment of Causey, Demgen & Moore is subject to ratification of the shareholders and a resolution for such ratification will be offered at the Annual Meeting as is contained in the enclosed proxy ballot. Causey, Demgen & Moore have been acting as independent accountants for the Company for eleven years and, both by virtue of its familiarity with the Company's affairs, its lower cost, and its ability, is considered by the Board as best qualified to continue its performance of these functions. The present Board of Directors recommends adoption of the resolution retaining the foregoing accounting firm as independent auditors for the Company. The foregoing accountants may have a representative present at the Annual Meeting and have agreed to respond directly to any shareholder accounting questions sent to their office at 1801 California, Suite 4650, Denver, Colorado 80202.

Audit Fees

     Aggregate fees for professional services rendered by Causey, Demgen & Moore ("Auditors") in connection with its last audit of the company's consolidated financial statements as of and for the year ended December 31, 2001 and its limited reviews of the company's unaudited condensed consolidated interim financial statements as of this date were $7,675.


     THE PRESENT BOARD URGES YOUR VOTE IN FAVOR OF THE RATIFICATION OF THE CURRENT AUDITORS.


                                 OTHER MATTERS

     The Annual Meeting is called for the purposes set forth in the notice thereof. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.


                             STOCKHOLDER PROPOSALS

     There were no stockholders proposals submitted for consideration at this Annual Meeting. Stockholder proposals intended to be considered at the next Annual Meeting of Stockholders must be received by The Company no later than December 31, 2002. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Croff's directors, its executive officers, and any persons holding more than 10% of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by such dates during 2001. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% percent holders. In making these statements, Croff has relied upon the written representations of its directors, officers and its 10-% percent holders and copies of the reports that they have filed with the Commission.


                               OTHER INFORMATION

                 FINANCIAL REPORTS & OTHER IMPORTANT DOCUMENTS

     The financial reports for the Company's operations ending December 31, 2001, as attached to the 10-K earlier delivered to shareholders, are considered an integral part of this Proxy Statement and are incorporated by this reference. See also, "Management's Discussion and Analysis of Financial Condition and Results of Operations" at in the enclosed 10-K Report which is also incorporated by this reference.



     Dated:   November 25, 2002.



                                        BY ORDER OF THE BOARD OF DIRECTORS:

                                        /s/ Gerald L. Jensen
                                        ----------------------------------------
                                        Gerald L. Jensen, Chairman of the Board
================================================================================

                       CROFF ENTERPRISES PROXY BALLOT
                       ANNUAL MEETING, DECEMBER 17, 2002

Please complete, sign and provide any additional information on this Proxy
Statement and return it to the Company by mailing it back prior to December 17, 2002 in the enclosed envelope.

FOR    AGAINST  ABSTAIN  PROPOSAL
-----  -------  -------  -------------------------------------------------------



-----  -------  -------  Election of all current management nominees to the
                         Board of Directors. If voting against election of all, indicate below your individual vote.

                         YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR
                         YOU MAY VOTE INDIVIDUALLY AS TO EACH PROPOSED
                         DIRECTOR BELOW


                         Mr. Gerald L. Jensen, Dir. and Pres.
-----  -------  -------

                         Mr. Richard H. Mandel, Jr., Director
-----  -------  -------

                         Mr. Dilworth A. Nebeker, Director
-----  -------  -------

                         Mr. Edwin Peiker, Director & Sec.
-----  -------  -------

                         Mr. Julian D. Jensen, Director
-----  -------  -------


                         OTHER MATTERS


                         Election to retain Causey, Demgen & Moore as
-----  -------  -------  independent CPAs for the Company.



                         Grant to current management the right to vote your
-----  -------  -------  proxy in accordance with their judgment on other matters as may properly come before the meeting.



OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



(Attach sheets as necessary)

       Check here if you plan
-----  to attend meeting.                            ---------------------------
                                                     SIGNATURE
Print Shareholder Name(s) exactly
as they appear on your Certificate:                  Complete If Known:

------------------------------------                 Certificate #:
                                                                   -------------
------------------------------------                 No. Of Shares:
                                                                   -------------
------------------------------------	     	     Date:
                                                          ----------------------